UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity: 0001724177

UBS Commercial Mortgage Trust 2017-C7

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001532799

UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001238163

Société Générale, New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001089877

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001558761

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-207340-08	38-4052558 38-4052559
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 713-2000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Pursuant to Section 7.01 of the pooling and servicing agreement, dated as of July 1, 2018, relating to the UBS Commercial Mortgage Trust 2018-C11 filed as Exhibit 4.1 to the Current Report on Form 8-K filed on July 11, 2018 (the “UBS 2018-C11 PSA”), out of which the AFIN Portfolio Mortgage Loan (approximately 6.7% of the initial principal balance of the mortgage pool) is being serviced, LNR Partners, LLC was removed as special servicer and Argentic Services Company LP (“ASC”), a Delaware limited partnership, was appointed as the successor special servicer. ASC will replace LNR Partners, LLC as the special servicer of the AFIN Portfolio Mortgage Loan on the earlier of (i) the Business Day following the completion by LNR Partners, LLC of processing and closing one or more pending borrower requests with respect to the AFIN Portfolio Mortgage Loan and (ii) June 1, 2020. ASC maintains its principal special servicing office at 500 North Central Expressway, Suite 261, Plano, Texas 75074 and its telephone number is 469-609-2000.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.
(Depositor)
Date: May 6 , 2020
	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President

	By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Executive Director